EX.99.906CERT
SECTION 906 CERTIFICATION
     Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of The Payden & Rygel Investment Group (the “Trust”), hereby certifies, to the best of her knowledge, that the Trust’s report on Form N-CSR for the period ended April 30, 2011 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.
     Date: June 24, 2011

The Payden & Rygel Investment Group
/s/ JOAN A. PAYDEN
JOAN A. PAYDEN
CHAIRMAN AND CEO

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.
A signed original of this written statement required by 18 U.S.C. ss. 1350 has been provided to The Payden & Rygel Investment Group and will be retained by The Payden & Rygel Investment Group and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

EX.99.906CERT
SECTION 906 CERTIFICATION
Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of The Payden & Rygel Investment Group (the “Trust”), hereby certifies, to the best of his knowledge, that the Trust’s report on Form N-CSR for the period ended April 30, 2011 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.
     Date: June 24, 2011

The Payden & Rygel Investment Group
/s/ BRIAN W. MATTHEWS
BRIAN W. MATTHEWS
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.
A signed original of this written statement required by 18 U.S.C. ss. 1350 has been provided to The Payden & Rygel Investment Group and will be retained by The Payden & Rygel Investment Group and furnished to the U.S. Securities and Exchange Commission or its staff upon request.